2 0 0 5   A N N U A L   M E E T I N G
STANDING OUT…
FROM THE CROWD
(and Accelerating Our Long-Range Plan)

Disclaimer
This presentation contains “forward looking” information, as defined  by the Private  Securities  Litigation Reform  Act of
1995, that is  based  on  Community’s  current  expectations, estimates  and  projections  about future events and financial trends affecting the financial condition of its business.  These statements are  not  historical  facts  or  guarantees  of  future
performance,  events,  or  results.   Such  statements  involve
potential  risks  and  uncertainties  and,   accordingly,  actual
performance   results  may   differ  materially.    Community
undertakes no obligation to publicly update or revise forward looking information,  whether  as  a  result  of  new,  updated information,  future  events,  or  otherwise.

STANDING OUT…FROM THE CROWD
●	2004: The Year in Review
●	2005: A First Quarter Update
●	Our New Franchise: A Look Ahead
●	Stock Performance

2004:  THE YEAR IN REVIEW
Trends and Challenges
●	Global tensions show signs of stabilizing
●	Oil prices rise…and so do interest rates
●	The Fed begins measured “tightening”
●	Sarbanes and Section 404 take center stage
●	Local economy remains comparatively healthy
●	CMTY plans for new operating system
●	…and announces a new partnership!

2004:  THE YEAR IN REVIEW
Performance Goals: Our Guideposts
●	Minimum Return on realized equity of 15%
●	Annual EPS growth of 10%
●	Minimum annual asset growth of 10%
●	Non-interest income to 30%
●	Efficiency ratio below 60%

2004:  THE YEAR IN REVIEW
Growth
●	5 Year Compound Growth Rates
◆	Assets — 11.2%
◆	Loans — 11.4%
◆	Deposits — 9.6%
●	2004: 2 new offices
◆	Dillsburg (limited service)
◆	Carlisle — Ritner Highway
●	2005: 4 new offices
◆	Spring Grove (open)
◆	Lemoyne (late June)
◆	Carlisle — Walnut Bottom Road (August)
◆	Hershey (Fall)

$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$1,151
$1,309
$1,510
$1,680
$1,861
$1,955
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

CommunityBanks

5-Year Compound
Annual Growth Rate:
11.2%
in millions
2004:  THE YEAR IN REVIEW
Growth:  Assets

$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$708
$815
$857
$905
$1,079
$1,216
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

CommunityBanks

in millions
2004:  THE YEAR IN REVIEW
5-Year Compound
Annual Growth Rate:
11.4%
Growth:   Loans

$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$826
$919
$1,003
$1,133
$1,231
$1,306
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

CommunityBanks

in millions
2004:  THE YEAR IN REVIEW
5-Year Compound
Annual Growth Rate:
9.6%
Growth:  Deposits

Net Income
Earnings Per Share
Return on Average Equity
Return on Average
Realized Equity*
2003
2004:  THE YEAR IN REVIEW
$ 21,798
$ 1.73
14.96%
15.30%
$ 20,400
$ 1.63
15.03%
15.81%
6.9%
6.1%
-----
-----
*Excludes accumulated other comprehensive income.
2004
%
2004 vs. 2003 — Annual

2004:  THE YEAR IN REVIEW
Performance Components
●	Net Interest Income
●	Non-interest Income
●	Asset Quality
●	Operating Expenses

$60
$50
$40
$30
$20
$43
$47
$50
$56
$59
$63
1999
2000
2001
2002
2003
2004

CommunityBanks

(fully tax equivalent basis)
in millions
5-Year CAGR:
7.8%
2004:  THE YEAR IN REVIEW
Net Interest Income

Asset Yield
Cost of Funds
Net Interest Spread

Net Interest Margin
Change in NIM
Annual
2004:  THE YEAR IN REVIEW
2004
5.80%
2.70%
3.10%
3.44%
2003
6.02%
2.89%
3.13%
3.50%
(6) bps
Net Interest Income (continued)

Balance Sheet (period end):
Assets
Loans
Deposits
2004:  THE YEAR IN REVIEW
5-year Compound
Annual Growth Rate
(12/99–12/04)
11.2%
11.4%
9.6%
2004 Growth
5.1%
12.7%
6.1%
NIM “ Drivers”

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$6.1
$7.7
$10.4
$12.9
$18.5
$20.7
1999
2000
2001
2002
2003
2004

CommunityBanks

(excluding security gains)
millions
5-Year CAGR:
27.6%
2004:  THE YEAR IN REVIEW
Non-Interest Revenues

2004:  THE YEAR IN REVIEW
Non-Interest “Drivers”
●	Retail Investments and Annuities
●	Mortgage Origination
●	OverdraftHonor Service
●	Expanded Insurance Products
◆	Title Insurance
◆	Property and Casualty Insurance Lines
●	“Congealing” our Menu of Products

(in thousands)
2004:  THE YEAR IN REVIEW
%Change
12%
24%
(6)%
----
(33)%
(3)%
64%
12/31/2004
$1,857
3,100
0.16%
----
5,428
1.19%
266%
12/31/2003
$1,665
2,500
0.17%
90
8,151
1.22%
162%
Asset Quality…positive trends
Activity for the year:
  Net charge-offs
  Provision for loan losses
  Net charge-offs to average loans
Problem loan trends:
  Accruing loans 90 days past due
  Non-accrual loans
  Allowance to loans
  Allowance to non-accrual loans

70%
65%
60%
55%
50%
45%
40%
55.54%
55.42%
59.77% 1
55.33% 2
56.81%
60.47%
60.22%
1999
2000
2001
2002
2003
2004

CommunityBanks

1Includes merger costs.
2Without merger costs.
Efficiency Ratio
2004:  THE YEAR IN REVIEW
Expense Control

2004 Actual
*Excludes security gains.
2004:  THE YEAR IN REVIEW
15.30%
6.13%
5.04%
24.74%
60.22%
Performance Goals
●	Minimum ROE of 15%
●	Annual EPS Growth of 10%
●	Annual Asset Growth of 10%
●	Fee Income to 30%*
●	Efficiency Ratio Below 60%

STANDING OUT…FROM THE CROWD
●	2004: The Year in Review
●	2005: A First Quarter Update
●	Our New Franchise: A Look Ahead
●	Stock Performance

Profitability
Net Income
Earnings Per Share
Return on Average Equity
Return on Average
Realized Equity*
Change in Average Balances**
Total Assets
Loans
Deposits
1st Qtr 2004
2005:  FIRST QUARTER HIGHLIGHTS
$ 5,487,000
$ .44
14.23%
14.53%
4.6%
11.9%
6.8%
*Excludes accumulated other comprehensive income.
**Compares the current quarter to the same quarter in the prior year.
$ 5,175,000
$ .41
14.13%
14.98%
11.4%
20.2%
10.1%
1st Qtr  2005
Performance

2005:  FIRST QUARTER HIGHLIGHTS
Performance (continued)
●	Net Interest Income
◆	Up 9% vs. First Quarter 2004
◆	Margin at 3.55% vs. 3.40% one year earlier
◆	Rate increases expanding margin; reversing compression?
●	Non-interest Revenue
◆	Excluding securities, up 20%
◆	Investment sales, OverdraftHonor Service, insurance income

2005:  FIRST QUARTER HIGHLIGHTS
Performance (continued)
●	Loan Quality
◆	More of the same (and the same is good!)
◆	Coverage at 254%
●	Expenses
◆	Third quarterly decline in efficiency ratio
◆	Now at 58.8%, under 60% threshold

2005 Second Quarter
•	Will include charges from merger
•	Restructuring of balance sheet?
•	Focus on prospective results
•	Goal: Hit the ground running in second half of 2005!
2005:  FIRST QUARTER HIGHLIGHTS
Performance (continued)
●	Balance Sheet
◆	Assets now > $2 billion
◆	Loan growth — 12%
◆	Deposit growth — 7%
◆	Charge offs at negligible .07% (annualized)
◆	Asset sensitivity yielding margin expansion

$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$815
$857
$905
$1,079
$1,216
$1,246
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
3/31/05

2005:  FIRST QUARTER HIGHLIGHTS
in millions
2005 Annualized
Growth: 10%
Loans

$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$919
$1,003
$1,133
$1,231
$1,306
$1,348
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
3/31/05

CommunityBanks

in millions
2005:  FIRST QUARTER HIGHLIGHTS
2005 Annualized
Growth: 13%
Deposits

70%
65%
60%
55%
50%
45%
40%
55.42%
59.77%
56.81%
60.47%
60.22%
58.76%
2000
2001
2002
2003
2004
3/31/05

2005:  FIRST QUARTER HIGHLIGHTS
Efficiency Ratio

STANDING OUT…FROM THE CROWD
●	2004: The Year in Review
●	2005: A First Quarter Update
●	Our New Franchise: A Look Ahead
●	Stock Performance

CommunityBanks

PENNROCK
FINANCIAL SERVICES CORP.

CommunityBanks

and
Announce a strategic merger
November 16, 2004
OUR NEW FRANCHISE: A LOOK AHEAD

POPULATION (PER SQUARE MILE)
0 - 99
100 - 999
1,000 - 4,999
5,000 - 9,999
10,000+
Lycoming
Montour
Union
Columbia
Luzerne
Lackawanna
Monroe
Carbon
Northumberland
Snyder
Schuylkill
Northampton
Mifflin
Juniata
Lehigh
Allentown
Pennsylvania
Perry
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Franklin
Lancaster
Chester
Adams
York
Delaware
Cecil
Delaware
Salem
New Castle
Washington
Frederick
Maryland
Carroll
Baltimore
Harford
Berkeley

CommunityBanks

CMTY
PRFS
OUR NEW FRANCHISE: A LOOK AHEAD

OUR NEW FRANCHISE: A LOOK AHEAD
Value Enhancing Transaction
●	Excellent Strategic Fit
◆	PennRock was Community’s most attractive partner for expansion
◆	Meaningful entry into markets with favorable demographics
◆	Strengthens market position of the combined franchise
●	Complementary Business Combination
◆	Both using operating models serving similar customer bases
◆	Product diversification and enhanced lending capabilities
◆	Extends ability to compete against bigger players who are distracted by out-of-state acquisitions

OUR NEW FRANCHISE: A LOOK AHEAD
Value Enhancing Transaction
●	Attractive Financial Implications
◆	Enhances ability to achieve our long term goal for EPS growth of 10%
◆	Achievable cost efficiencies
◆	Strong financial position
◆	Improved A/L management flexibility
●	Low Execution Risk
◆	Shared “community banking” philosophy and culture
◆	Familiarity of management teams
◆	Proven capability to integrate acquisitions

OUR NEW FRANCHISE: A LOOK AHEAD
Overview of PennRock
●	Headquartered in Blue Ball, PA
◆	Bank founded in 1906
◆	Blue Ball Bank will be run as a division of Community Banks, capitalizing on strong local brand
●	19 Branches
◆	Lancaster, Berks and Chester counties
◆	Average size: $49M in deposits
●	Total assets of $1.2 Billion
◆	Loans: $745 Million
◆	Deposits: $831 Million
●	Solid Profitability

Note:
Data as of September 30, 2004.
CMTY/PRFS total assets does not include purchase accounting adjustments.
OUR NEW FRANCHISE: A LOOK AHEAD
   1
   2
   3
   4
   5
   6
   7
   8
   9
   10
   12
   16
Rank
$77.3
35.1
10.6
7.4
6.3
4.7
4.3
3.4
3.0
3.0
2.0
1.1
PNC Financial Services
Mellon Financial
Fulton Financial
Susquehanna Bancshares
First Commonwealth Financial
F.N.B. Corporation
National Penn Bancshares
CMTY/PRFS
S&T Bancorp
Harleysville National Corp.
Community Banks
PennRock
Total Assets ($B)
Company
Pivotal Transaction
Creates the 8th largest Pennsylvania commercial bank…

CMTY Growth Markets:
York
Dauphin
PRFS Markets:
Lancaster
Berks
Foundation Markets:
Schuylkill
Adams
Luzerne
Chester
Northumberland
Cumberland
Carroll (MD)
Snyder
Population Change
2004-2009
Median HH Income
Change 2004-2009
Note: Data as of June 30, 2004 from  SNL Securities.
(%)
of Market
Deposits
($)
OUR NEW FRANCHISE: A LOOK AHEAD
$489
302
$508
247
$185
134
91
55
52
31
12
11
  9.22%
  9.07
10.67%
  9.92
12.78%
12.29
12.55
14.46
11.53
11.03
14.24
10.36
  9.17%
  7.09
  6.89%
  3.93
10.51%
12.10
  1.61
  0.78
  4.53
  0.92
  0.56
  2.22
  4.21%
  1.41
  3.70%
  4.87
(2.41)%
  7.24
(2.73)
  7.81
(2.45)
  4.24
10.33
  1.63
Strengthened Demographic Profile
●	Lancaster, Berks and Chester provide significant opportunity for growth
●	85% of the combined franchise is in markets with strong demographics

Total Gross Loans ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$708
$815
$867
$906
$1,079
$1,216
1999
2000
2001
2002
2003
2004
CMTY
PRFS

Total Deposits ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$826
$919
$1,003
$1,133
$1,231
$1,306
1999
2000
2001
2002
2003
2004
CMTY
PRFS

CommunityBanks

OUR NEW FRANCHISE: A LOOK AHEAD
High Quality Growth Track Record
●	Five year compound annual growth rate of loans is 11% for CMTY and PRFS
●	Five year compound annual growth of deposits 10% for CMTY and 6% for PRFS

OUR NEW FRANCHISE: A LOOK AHEAD
Milestones
●	Announcement (11/16/04)
●	Joint Integration Taskforce (12/04)
◆	Identification of areas for savings (first quarter ‘05)
◆	Notification of affected employees with focus on the “human” equation (3/05)
◆	Work on operational integration — ongoing
●	CMTY “Silverlake” conversion (5/30/05)
●	Concurrent Shareholder Meetings to Approve Merger (5/31/05)
●	Consummation (7/1/05)
●	Silverlake System Integration (9/05)

$3,800
$3,300
$2,800
$2,300
$1,800
$1,300
$800
$1,151
$1,309
$1,510
$1,680
$1,861
$1,955
$3,400
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
7/1/05

CommunityBanks

OUR NEW FRANCHISE: A LOOK AHEAD
in millions
Accelerating our
Long-Range Plan
Strategic Goal:
$3.5 Billion by
12/31/2009
Growth:  Assets

STANDING OUT…FROM THE CROWD
●	2004: The Year in Review
●	2005: A First Quarter Update
●	Our New Franchise: A Look Ahead
●	Stock Performance

$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Community Banks, Inc.
NASDAQ
Peer Group

CommunityBanks

CMTY   $116.0
Peer Group   $110.9
NASDAQ   $(46.2)
STOCK PERFORMANCE
Five-Year Cumulative Total Returns

CMTY - Stock Price Performance 11/15/2004 - 5/26/2005
Change (%)
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
12/04
1/05
2/05
3/05
4/05
5/05
CMTY (-18.46%)
Bank $1B-$5B (-8.36%)
Proxy Peer Group (-8.83%)
Vol. (000)
100
80
60
40
20
12/04
1/05
2/05
3/05
4/05
5/05

CommunityBanks

STOCK PERFORMANCE
Stock Price 11/15/04–5/26/05

CMTY - Stock Price Performance 1/3/2005 - 5/26/2005
Change (%)
5.0
0.0
-5.0
-10.0
-15.0
-20.0
2/1
3/1
4/1
5/2
CMTY (-10.00%)
Bank $1B-$5B (-9.38%)
Proxy Peer Group (-10.33%)
Vol. (000)
100
80
60
40
20
2/1
3/1
4/1
5/2

CommunityBanks

STOCK PERFORMANCE
Stock Price YTD 2005

STOCK PERFORMANCE
Date
11/15/04
11/16/04
1/1/05
1/18/05
2/9/05
4/15/05
5/26/05
Price
$31.47
$28.28
$27.36
$27.47
$26.40
$23.04
$25.66
CMTY Chronology
Event
Pre-Announcement Price
End of Day–Post Announcement
Opening Price for 2005
2004 Fourth Quarter Earnings
PRFS 2004 Earnings Release
2005 Low: Bank “Downdraft”
Current

STOCK PERFORMANCE
Cause?
• Execution Risk “Takeout” Issues
• Interest rate Expectations/
   Bank stock “downdraft”
• Index of banks dropped 14.2%
• Recovery?
• Index increased 5.2%
$ Amount
of Change
$(3.19)
$(5.24)
$2.62
%
(10.1)%
(16.7)%
    8.3%
52 Week High:  $31.47
Period of
Decline
11/15/04 to
11/16/04
11/17/04 to
4/15/05
4/16/05
to 5/26/05

STOCK PERFORMANCE
Private Securities Litigation Reform
The  following  presentation  reflects  excerpts  from  recent publication  prepared  by  investment  firms  which  are  not affiliated with  Community Banks, Inc.  representations  are those of the identified parties and are solely their views  and are believed to be based on independent research performed on information primarily available through public filings. Such analyses and representations are neither endorsed or sanctioned by Community Banks, Inc. or their officers and directors.

STOCK PERFORMANCE
Analyst’s Comments
●	FTN Midwest Research (4/19/05) —Buy
◆	…“Community will prove to be one of the better community bank growth stories…”
◆	…“currently trades (at a) 12.9x our 2005 E EPS and 11.6x our 2006 E EPS…almost a three multiple discount to a peer group of Pennsylvania Banks…
●	Sandler O’Neill and Partners (4/18/05) —Buy
◆	…“CMTY shares trade at an unwarranted discount to peers…”
◆	…“the successful integration of the PennRock acquisition will be instrumental to the shares closing the valuation gap versus peers…”

STOCK PERFORMANCE
Analyst’s Comments
●	Janney Montgomery Scott (4/18/05) —Buy
◆	…“we think Community Banks deserves to trade at a 10-15% premium based on its quality management team and history of delivering consistently good results…
◆	…“the company has built a fine franchise over the past few years…”
●	Ferris, Baker Watts (3/28/05) —Buy
◆	…“we believe the shares represent a relative value compared to peers and (currently) trade at a discount to the value implied by our discounted acquisition value model…”
◆	…“the pending acquisition of PennRock, which appears to have been, at least partially behind the stock sell-offs, offers the company an entry into faster-growing markets with strong demographic trends…”

$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
Q1 '99
Q3 '99
Q1 '00
Q3 '00
Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Community Banks, Inc.

CommunityBanks

STOCK PERFORMANCE
$.19/share
Q2 2005
$.10/share
Q1 1999
Quarterly Dividend (Annualized)

STOCK PERFORMANCE
Challenges
●	Successful EXECUTION
◆	Making the integration real in both “letter” and “spirit”
●	CREDIT QUALITY
◆	Keeping our “eye on the ball”
●	Interest Rate Environment
◆	Managing in a new environment
●	Competitors
◆	More disruption in our markets = opportunity
◆	The “credit union factor”

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Questions